UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Altaba Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.envisionreports.com/AABA Step 1: Go to www.envisionreports.com/AABA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/AABA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice 02NZYE + + Important Notice Regarding the Availability of Proxy Materials for the Altaba Inc. Annual Meeting of Stockholders To Be Held on October 24, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement to stockholders is available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before October 14, 2017 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 2 N O T

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/AABA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials ALTABA” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by October 14, 2017. . Stockholder Meeting Notice The Annual Meeting of Stockholders of Altaba Inc. (the “Fund”) will be held on October 24, 2017 at The Yale Club, located at 50 Vanderbilt Avenue, New York, New York 10017, at 8:00 a.m., local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Fund’s Board of Directors recommends that you vote FOR each of the nominees listed in Proposal 1, and FOR Proposals 2, 3, 4 and 5: 1. Election to the Board of Directors of the five director nominees listed below to serve until their respective successors shall have been elected and qualified. 01 – Tor R. Braham, 02 – Eric K. Brandt, 03 – Catherine J. Friedman, 04 – Richard L. Kauffman, 05 – Thomas J. McInerney. 2. To approve a new investment advisory agreement between the Fund and BlackRock Advisors LLC. 3. To approve a new investment advisory agreement between the Fund and Morgan Stanley Smith Barney LLC. 4. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm. 5. To approve a long-term deferred compensation incentive plan for the Fund’s management and Directors. The Fund’s Board of Directors recommends that you vote AGAINST Proposals 6 and 7: 6. To vote upon a stockholder proposal regarding stockholder action by written consent. 7. To vote upon a stockholder proposal regarding the Yahoo Human Rights Fund. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and photo identification with you. If you represent an institutional stockholder, see the Fund’s proxy statement for additional admission requirements. 02NZYE